EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of September 30, 2018

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2017 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	Change	2018	2017	Change
Underwriting results:
Gross premiums written	$1,622,532	$1,557,179	4.2%	$4,935,339	$4,697,007	5.1%
Net premiums written	1,181,876	1,171,676	0.9%	3,573,178	3,412,542	4.7%
Net premiums earned	1,155,255	1,133,256	1.9%	3,430,651	3,218,396	6.6%
Underwriting income (loss) (2)	234,790	(107,617)	n/m	708,130	304,812	132.3%

Loss ratio	52.1%	81.4%	(29.3)	51.0%	61.2%	(10.2)
Acquisition expense ratio	14.9%	14.3%	0.6	14.6%	14.5%	0.1
Other operating expense ratio	13.1%	14.3%	(1.2)	14.1%	15.2%	(1.1)
Combined ratio	80.1%	110.0%	(29.9)	79.7%	90.9%	(11.2)

Net investment income	$114,328	$94,127	21.5%	$322,332	$282,459	14.1%
Per diluted share	$0.28	$0.23	21.7%	$0.78	$0.68	14.7%

Net income (loss) available to Arch common shareholders	$217,006	$(52,760)	(511.3)%	$587,525	$362,967	61.9%
Per diluted share	$0.53	$(0.13)	n/m	$1.42	$0.87	63.2%

After-tax operating income (loss) available to Arch common shareholders (2)	$242,280	$(107,133)	n/m	$720,019	$259,751	177.2%
Per diluted share	$0.59	$(0.26)	n/m	$1.74	$0.62	180.6%

Comprehensive income available to Arch	$200,524	$17,585	1,040.3%	$432,186	$648,861	(33.4)%

Net cash provided by operating activities	$543,205	$440,028	23.4%	$947,656	$839,783	12.8%

Weighted average common shares and common share equivalents outstanding — diluted	411,721,214	404,656,353	1.7%	413,993,192	417,666,972	(0.9)%

Financial measures:
Change in book value per common share during period	2.3%	—%	2.3	4.2%	8.0%	(3.8)

Annualized return on average common equity	10.2%	(2.6)%	12.8	9.3%	6.2%	3.1
Annualized operating return on average common equity (2)	11.4%	(5.3)%	16.7	11.4%	4.4%	7.0

Total return on investments (3)
Including effects of foreign exchange	0.31%	1.60%	-129 bps	(0.19)%	5.05%	-524 bps
Excluding effects of foreign exchange	0.37%	1.26%	-89 bps	0.29%	4.24%	-395 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Revenues
Net premiums written	$1,333,553	$1,298,896	$1,412,544	$1,111,015	$1,325,403	$4,044,993	$3,850,358
Change in unearned premiums	(42,675)	37,867	(177,645)	113,740	(63,517)	(182,453)	(230,581)
Net premiums earned	1,290,878	1,336,763	1,234,899	1,224,755	1,261,886	3,862,540	3,619,777
Net investment income	144,024	135,668	126,724	125,415	116,459	406,416	345,457
Net realized gains (losses)	(51,705)	(76,611)	(110,998)	26,978	66,275	(239,314)	122,163
Net impairment losses recognized in earnings	(492)	(470)	(162)	(1,723)	(1,878)	(1,124)	(5,415)
Other underwriting income	5,823	3,874	5,349	14,734	6,064	15,046	15,519
Equity in net income (loss) of investment funds accounted for using the equity method	15,982	8,472	28,069	30,402	31,090	52,523	111,884
Other income (loss)	(726)	3,113	74	547	(342)	2,461	(3,118)
Total revenues	1,403,784	1,410,809	1,283,955	1,421,108	1,479,554	4,098,548	4,206,267

Expenses
Losses and loss adjustment expenses	(699,420)	(726,153)	(636,860)	(678,875)	(1,046,141)	(2,062,433)	(2,288,571)
Acquisition expenses	(201,602)	(202,838)	(191,376)	(208,879)	(193,854)	(595,816)	(566,579)
Other operating expenses	(161,098)	(176,181)	(175,015)	(169,624)	(170,127)	(512,294)	(514,827)
Corporate expenses	(14,335)	(22,512)	(15,312)	(13,986)	(17,098)	(52,159)	(69,766)
Amortization of intangible assets	(26,315)	(26,472)	(26,736)	(31,836)	(31,824)	(79,523)	(93,942)
Interest expense	(29,730)	(30,344)	(30,636)	(30,496)	(29,510)	(90,710)	(86,935)
Net foreign exchange gains (losses)	10,838	53,706	(19,721)	(28,807)	(28,028)	44,823	(86,975)
Total expenses	(1,121,662)	(1,130,794)	(1,095,656)	(1,162,503)	(1,516,582)	(3,348,112)	(3,707,595)

Income (loss) before income taxes	282,122	280,015	188,299	258,605	(37,028)	750,436	498,672
Income tax expense	(33,356)	(23,668)	(21,915)	(56,813)	(8,189)	(78,939)	(70,755)
Net income (loss)	248,766	256,347	166,384	201,792	(45,217)	671,497	427,917
Net (income) loss attributable to noncontrolling interests	(21,358)	(12,701)	(15,961)	12,848	11,561	(50,020)	(23,279)
Net income (loss) attributable to Arch	227,408	243,646	150,423	214,640	(33,656)	621,477	404,638
Preferred dividends	(10,402)	(10,403)	(10,437)	(11,105)	(12,369)	(31,242)	(34,936)
Loss on redemption of preferred shares	—	—	(2,710)	—	(6,735)	(2,710)	(6,735)
Net income (loss) available to Arch common shareholders	$217,006	$233,243	$137,276	$203,535	$(52,760)	$587,525	$362,967

Comprehensive income available to Arch	$200,524	$183,500	$48,162	$203,002	$17,585	$432,186	$648,861

Net income (loss) per common share and common share equivalent
Basic	$0.54	$0.58	$0.34	$0.50	$(0.13)	$1.45	$0.90
Diluted (1)	$0.53	$0.56	$0.33	$0.49	$(0.13)	$1.42	$0.87

Weighted average common shares and common share equivalents outstanding
Basic	402,939,092	404,800,421	407,539,728	406,280,748	404,656,353	405,076,228	403,416,387
Diluted (1)	411,721,214	413,111,205	417,893,802	418,735,890	404,656,353	413,993,192	417,666,972

(1)
Due to the net loss recorded in the 2017 third quarter, diluted weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Assets
Investments:
Fixed maturities available for sale, at fair value	$14,331,641	$14,128,989	$14,348,941	$13,876,003	$13,792,903
Short-term investments available for sale, at fair value	961,799	1,096,798	967,389	1,469,042	1,646,036
Collateral received under securities lending, at fair value	306,893	236,956	367,043	476,615	543,252
Equity securities, at fair value	444,118	534,482	543,650	495,804	477,143
Other investments available for sale, at fair value	—	—	—	264,989	260,339
Investments accounted for using the fair value option	4,097,735	4,111,611	4,119,139	4,216,237	4,249,634
Investments accounted for using the equity method	1,524,242	1,428,582	1,394,548	1,041,322	962,574
Total investments	21,666,428	21,537,418	21,740,710	21,840,012	21,931,881
Cash	651,037	526,628	680,891	606,199	862,361
Accrued investment income	106,543	114,307	106,114	113,133	101,104
Securities pledged under securities lending, at fair value	299,409	230,064	358,152	464,917	528,212
Premiums receivable	1,307,466	1,351,310	1,375,080	1,135,249	1,269,678
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,749,785	2,727,303	2,510,119	2,540,143	2,506,015
Contractholder receivables	2,067,268	2,044,322	2,002,469	1,978,414	1,864,348
Ceded unearned premiums	1,011,850	1,014,663	996,772	926,611	947,135
Deferred acquisition costs	572,987	569,817	596,264	535,824	531,196
Receivable for securities sold	278,753	143,809	217,224	205,536	385,952
Goodwill and intangible assets	566,662	593,008	626,004	652,611	684,405
Other assets	974,346	1,000,471	922,156	1,053,009	1,012,510
Total assets	$32,252,534	$31,853,120	$32,131,955	$32,051,658	$32,624,797

Liabilities
Reserve for losses and loss adjustment expenses	$11,554,321	$11,424,337	$11,496,205	$11,383,792	$11,351,267
Unearned premiums	3,868,379	3,833,540	3,885,297	3,622,314	3,751,550
Reinsurance balances payable	404,936	411,082	379,728	323,496	352,006
Contractholder payables	2,067,268	2,044,322	2,002,469	1,978,414	1,864,348
Collateral held for insured obligations	249,723	257,396	253,709	240,183	345,726
Senior notes	1,733,364	1,733,211	1,733,043	1,732,884	1,732,726
Revolving credit agreement borrowings	554,756	572,289	755,294	816,132	826,242
Securities lending payable	306,886	236,948	367,034	476,605	543,243
Payable for securities purchased	255,427	356,583	282,731	449,186	1,091,464
Other liabilities	819,373	752,399	765,948	782,717	788,354
Total liabilities	21,814,433	21,622,107	21,921,458	21,805,723	22,646,926

Redeemable noncontrolling interests	206,199	206,105	206,013	205,922	205,829

Shareholders’ equity
Non-cumulative preferred shares	780,000	780,000	780,000	872,555	772,555
Convertible non-voting common equivalent preferred shares	—	—	—	489,627	489,627
Common shares	633	633	630	611	610
Additional paid-in capital	1,775,499	1,760,606	1,737,978	1,230,617	1,212,960
Retained earnings	9,300,208	9,083,202	8,849,959	8,562,889	8,359,354
Accumulated other comprehensive income (loss), net of deferred income tax	(221,041)	(194,157)	(134,009)	118,044	129,682
Common shares held in treasury, at cost	(2,280,151)	(2,266,529)	(2,084,186)	(2,077,741)	(2,053,644)
Total shareholders’ equity available to Arch	9,355,148	9,163,755	9,150,372	9,196,602	8,911,144
Non-redeemable noncontrolling interests	876,754	861,153	854,112	843,411	860,898
Total shareholders’ equity	10,231,902	10,024,908	10,004,484	10,040,013	9,772,042
Total liabilities, noncontrolling interests and shareholders’ equity	$32,252,534	$31,853,120	$32,131,955	$32,051,658	$32,624,797

Common shares and common share equivalents outstanding, net of treasury shares	405,524,360	405,436,637	410,047,266	409,956,417	409,621,719
Book value per common share (1)	$21.15	$20.68	$20.41	$20.30	$19.87

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Non-cumulative preferred shares
Balance at beginning of period	$780,000	$780,000	$872,555	$772,555	$772,555	$872,555	$772,555
Preferred shares issued	—	—	—	100,000	230,000	—	230,000
Preferred shares redeemed	—	—	(92,555)	—	(230,000)	(92,555)	(230,000)
Balance at end of period	$780,000	$780,000	$780,000	$872,555	$772,555	$780,000	$772,555

Convertible non-voting common equivalent preferred shares
Balance at beginning of period	—	—	489,627	489,627	489,627	489,627	1,101,304
Preferred shares converted to common shares	—	—	(489,627)	—	—	(489,627)	(611,677)
Balance at end of period	—	—	—	489,627	489,627	—	489,627

Common shares
Balance at beginning of period	633	630	611	610	609	611	582
Common shares issued, net	—	3	19	1	1	22	28
Balance at end of period	633	633	630	611	610	633	610

Additional paid-in capital
Balance at beginning of period	1,760,606	1,737,978	1,230,617	1,212,960	1,196,884	1,230,617	531,687
Preferred shares converted to common shares	—	—	489,608	—	—	489,608	611,653
Issue costs on preferred shares	—	—	—	(2,360)	(7,946)	—	(7,946)
Reversal of original issue costs on redeemed preferred shares	—	—	2,710	—	6,735	2,710	6,735
All other	14,893	22,628	15,043	20,017	17,287	52,564	70,831
Balance at end of period	1,775,499	1,760,606	1,737,978	1,230,617	1,212,960	1,775,499	1,212,960

Retained earnings
Balance at beginning of period	9,083,202	8,849,959	8,562,889	8,359,354	8,412,114	8,562,889	7,996,701
Cumulative effect of an accounting change	—	—	149,794	—	—	149,794	(314)
Balance at beginning of period, as adjusted	9,083,202	8,849,959	8,712,683	8,359,354	8,412,114	8,712,683	7,996,387
Net income (loss)	248,766	256,347	166,384	201,792	(45,217)	671,497	427,917
Amounts attributable to noncontrolling interests	(21,358)	(12,701)	(15,961)	12,848	11,561	(50,020)	(23,279)
Preferred share dividends	(10,402)	(10,403)	(10,437)	(11,105)	(12,369)	(31,242)	(34,936)
Loss on redemption of preferred shares	—	—	(2,710)	—	(6,735)	(2,710)	(6,735)
Balance at end of period	9,300,208	9,083,202	8,849,959	8,562,889	8,359,354	9,300,208	8,359,354

Accumulated other comprehensive income (loss)
Balance at beginning of period	(194,157)	(134,009)	118,044	129,682	78,441	118,044	(114,541)
Cumulative effect adjustment of an accounting change	—	—	(149,794)	—	—	(149,794)	—
Change in unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax	(28,867)	(47,115)	(103,844)	(29,002)	42,550	(179,826)	214,043
Change in foreign currency translation adjustments	1,983	(13,033)	1,585	17,364	8,691	(9,465)	30,180
Balance at end of period	(221,041)	(194,157)	(134,009)	118,044	129,682	(221,041)	129,682

Common shares held in treasury, at cost
Balance at beginning of period	(2,266,529)	(2,084,186)	(2,077,741)	(2,053,644)	(2,051,343)	(2,077,741)	(2,034,570)
Shares repurchased for treasury	(13,622)	(182,343)	(6,445)	(24,097)	(2,301)	(202,410)	(19,074)
Balance at end of period	(2,280,151)	(2,266,529)	(2,084,186)	(2,077,741)	(2,053,644)	(2,280,151)	(2,053,644)

Total shareholders’ equity available to Arch	9,355,148	9,163,755	9,150,372	9,196,602	8,911,144	9,355,148	8,911,144
Non-redeemable noncontrolling interests	876,754	861,153	854,112	843,411	860,898	876,754	860,898
Total shareholders’ equity	$10,231,902	$10,024,908	$10,004,484	$10,040,013	$9,772,042	$10,231,902	$9,772,042

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Operating Activities
Net income (loss)	$248,766	$256,347	$166,384	$201,792	$(45,217)	$671,497	$427,917
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	47,315	75,447	101,995	(32,573)	(66,959)	224,757	(141,944)
Net impairment losses included in earnings	492	470	162	1,723	1,878	1,124	5,415
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	19,900	5,840	(19,383)	(15,756)	(16,255)	6,357	(63,784)
Amortization of intangible assets	26,315	26,472	26,736	31,836	31,824	79,523	93,942
Share-based compensation	10,387	20,755	14,664	9,490	15,569	45,806	58,308
Changes in:
Reserve for losses and loss adjustment expenses, net	146,136	(164,210)	86,319	11,882	422,310	68,245	602,652
Unearned premiums, net	42,675	(37,867)	177,645	(113,740)	63,517	182,453	230,581
Premiums receivable	33,703	(3,178)	(233,772)	135,738	55,355	(203,247)	(167,143)
Deferred acquisition costs	(963)	(4,764)	(30,347)	(4,747)	(20,078)	(36,074)	(73,631)
Reinsurance balances payable	(5,265)	35,327	53,634	(28,999)	(12,584)	83,696	37,528
Other items, net	54,640	(113,933)	56,143	(162,477)	97,814	(3,150)	50,868
Net cash provided by operating activities	624,101	96,706	400,180	34,169	527,174	1,120,987	1,060,709
Investing Activities
Purchases of fixed maturity investments	(7,970,347)	(7,186,303)	(9,681,267)	(8,727,784)	(8,179,803)	(24,837,917)	(28,079,129)
Purchases of equity securities	(139,679)	(302,663)	(377,000)	(353,881)	(266,980)	(819,342)	(667,135)
Purchases of other investments	(526,185)	(494,693)	(522,454)	(614,096)	(522,824)	(1,543,332)	(1,406,528)
Proceeds from sales of fixed maturity investments	7,219,660	7,411,396	8,679,147	8,057,305	8,017,794	23,310,203	27,629,474
Proceeds from sales of equity securities	244,851	330,757	291,311	304,528	278,809	866,919	751,873
Proceeds from sales, redemptions and maturities of other investments	404,737	336,732	436,566	590,036	324,087	1,178,035	938,581
Proceeds from redemptions and maturities of fixed maturity investments	212,573	224,417	287,031	159,796	299,680	724,021	747,621
Net settlements of derivative instruments	(3,733)	(31,572)	36,070	(7,611)	(14,968)	765	(20,952)
Net (purchases) sales of short-term investments	102,414	(143,417)	595,318	230,099	(519,450)	554,315	(964,653)
Change in cash collateral related to securities lending	(39,231)	14,737	161,567	(136,152)	(27,001)	137,073	148,692
Acquisitions, net of cash	—	—	—	—	(27,709)	—	(27,709)
Purchases of fixed assets	(5,808)	(9,002)	(4,240)	(5,979)	(5,759)	(19,050)	(16,862)
Other	8,266	9,924	40,037	24,495	60,601	58,227	94,089
Net cash provided by (used for) investing activities	(492,482)	160,313	(57,914)	(479,244)	(583,523)	(390,083)	(872,638)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	—	97,640	222,054	—	222,054
Redemption of preferred shares	—	—	(92,555)	—	(230,000)	(92,555)	(230,000)
Purchases of common shares under share repurchase program	(10,954)	(170,276)	(3,299)	—	—	(184,529)	—
Proceeds from common shares issued, net	1,822	(11,072)	(2,779)	(13,564)	(646)	(12,029)	(7,484)
Proceeds from borrowings	36,680	90,994	39,585	14,500	238,915	167,259	238,915
Repayments of borrowings	(54,000)	(272,000)	(101,000)	(25,000)	(100,000)	(427,000)	(172,000)
Change in cash collateral related to securities lending	39,231	(14,737)	(161,567)	136,152	27,001	(137,073)	(148,692)
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,497)	(4,498)	(4,497)	(13,491)	(13,491)
Other	(1,595)	(2,133)	(2,356)	(2,616)	(7,582)	(6,084)	(49,280)
Preferred dividends paid	(10,402)	(10,403)	(10,437)	(11,105)	(12,369)	(31,242)	(34,936)
Net cash provided by (used for) financing activities	(3,715)	(394,124)	(338,905)	191,509	132,876	(736,744)	(194,914)
Effects of exchange rate changes on foreign currency cash and restricted cash	(1,194)	(12,042)	1,611	236	8,272	(11,625)	17,888
Increase (decrease) in cash and restricted cash	126,710	(149,147)	4,972	(253,330)	84,799	(17,465)	11,045
Cash and restricted cash, beginning of period	583,109	732,256	727,284	980,614	895,815	727,284	969,569
Cash and restricted cash, end of period	$709,819	$583,109	$732,256	$727,284	$980,614	$709,819	$980,614

Income taxes paid (received)	$12,499	$3,346	$(49,857)	$3,874	$43,972	$(34,012)	$47,907
Interest paid	$6,748	$52,996	$7,861	$52,761	$6,578	$67,605	$64,613

Net cash provided by operating activities, excluding the ‘other’ segment	$543,205	$34,190	$370,261	$30,190	$440,028	$947,656	$839,783

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of Arch Capital and the Chief Financial Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. Subsidiaries of the Company act as Watford Re’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford Re’s non-investment grade credit portfolios and the Company manages Watford Re’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2018
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$836,820	$435,396	$350,559	$1,622,532	$185,033	$1,731,328
Premiums ceded	(259,968)	(123,705)	(57,226)	(440,656)	(33,356)	(397,775)
Net premiums written	576,852	311,691	293,333	1,181,876	151,677	1,333,553
Change in unearned premiums	(15,794)	(18,418)	7,591	(26,621)	(16,054)	(42,675)
Net premiums earned	561,058	293,273	300,924	1,155,255	135,623	1,290,878
Other underwriting income (loss)	—	1,387	3,733	5,120	703	5,823
Losses and loss adjustment expenses	(409,435)	(183,413)	(9,615)	(602,463)	(96,957)	(699,420)
Acquisition expenses	(88,255)	(50,367)	(33,361)	(171,983)	(29,619)	(201,602)
Other operating expenses	(90,081)	(29,936)	(31,122)	(151,139)	(9,959)	(161,098)
Underwriting income (loss)	$(26,713)	$30,944	$230,559	234,790	(209)	234,581

Net investment income				114,328	29,696	144,024
Net realized gains (losses)				(47,010)	(4,695)	(51,705)
Net impairment losses recognized in earnings				(492)	—	(492)
Equity in net income (loss) of investment funds accounted for using the equity method				15,982	—	15,982
Other income (loss)				(726)	—	(726)
Corporate expenses (2)				(13,244)	—	(13,244)
Transaction costs and other (2)				(1,091)	—	(1,091)
Amortization of intangible assets				(26,315)	—	(26,315)
Interest expense				(24,666)	(5,064)	(29,730)
Net foreign exchange gains (losses)				7,130	3,708	10,838
Income before income taxes				258,686	23,436	282,122
Income tax expense				(33,356)	—	(33,356)
Net income				225,330	23,436	248,766
Dividends attributable to redeemable noncontrolling interests				—	(4,599)	(4,599)
Amounts attributable to nonredeemable noncontrolling interests				—	(16,759)	(16,759)
Net income available to Arch				225,330	2,078	227,408
Preferred dividends				(10,402)	—	(10,402)
Net income available to Arch common shareholders				$214,928	$2,078	$217,006

Underwriting Ratios
Loss ratio	73.0%	62.5%	3.2%	52.1%	71.5%	54.2%
Acquisition expense ratio	15.7%	17.2%	11.1%	14.9%	21.8%	15.6%
Other operating expense ratio	16.1%	10.2%	10.3%	13.1%	7.3%	12.5%
Combined ratio	104.8%	89.9%	24.6%	80.1%	100.6%	82.3%

Net premiums written to gross premiums written	68.9%	71.6%	83.7%	72.8%	82.0%	77.0%

Total investable assets				$19,592,182	$2,732,060	$22,324,242
Total assets				28,833,083	3,419,451	32,252,534
Total liabilities				19,601,237	2,213,196	21,814,433

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$787,447	$422,083	$347,951	$1,557,179	$166,198	$1,648,246
Premiums ceded	(222,516)	(105,389)	(57,900)	(385,503)	(12,471)	(322,843)
Net premiums written	564,931	316,694	290,051	1,171,676	153,727	1,325,403
Change in unearned premiums	(29,766)	6,879	(15,533)	(38,420)	(25,097)	(63,517)
Net premiums earned	535,165	323,573	274,518	1,133,256	128,630	1,261,886
Other underwriting income (loss)	—	1,728	3,599	5,327	737	6,064
Losses and loss adjustment expenses	(568,795)	(318,609)	(35,156)	(922,560)	(123,581)	(1,046,141)
Acquisition expenses	(82,638)	(57,340)	(21,803)	(161,781)	(32,073)	(193,854)
Other operating expenses	(90,875)	(36,214)	(34,770)	(161,859)	(8,268)	(170,127)
Underwriting income (loss)	$(207,143)	$(86,862)	$186,388	(107,617)	(34,555)	(142,172)

Net investment income				94,127	22,332	116,459
Net realized gains (losses)				64,104	2,171	66,275
Net impairment losses recognized in earnings				(1,878)	—	(1,878)
Equity in net income (loss) of investment funds accounted for using the equity method				31,090	—	31,090
Other income (loss)				(342)	—	(342)
Corporate expenses (2)				(14,108)	—	(14,108)
Transaction costs and other (2)				(2,990)	—	(2,990)
Amortization of intangible assets				(31,824)	—	(31,824)
Interest expense				(26,264)	(3,246)	(29,510)
Net foreign exchange gains (losses)				(27,785)	(243)	(28,028)
Income (loss) before income taxes				(23,487)	(13,541)	(37,028)
Income tax expense				(8,168)	(21)	(8,189)
Net income (loss)				(31,655)	(13,562)	(45,217)
Dividends attributable to redeemable noncontrolling interests				—	(4,586)	(4,586)
Amounts attributable to nonredeemable noncontrolling interests				—	16,147	16,147
Net income (loss) available to Arch				(31,655)	(2,001)	(33,656)
Preferred dividends				(12,369)	—	(12,369)
Loss on repurchase of preferred shares				(6,735)	—	(6,735)
Net income (loss) available to Arch common shareholders				$(50,759)	$(2,001)	$(52,760)

Underwriting Ratios
Loss ratio	106.3%	98.5%	12.8%	81.4%	96.1%	82.9%
Acquisition expense ratio	15.4%	17.7%	7.9%	14.3%	24.9%	15.4%
Other operating expense ratio	17.0%	11.2%	12.7%	14.3%	6.4%	13.5%
Combined ratio	138.7%	127.4%	33.4%	110.0%	127.4%	111.8%

Net premiums written to gross premiums written	71.7%	75.0%	83.4%	75.2%	92.5%	80.4%

Total investable assets				$19,696,187	$2,304,821	$22,001,008
Total assets				29,523,275	3,101,522	32,624,797
Total liabilities				20,733,468	1,913,458	22,646,926

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2018
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,429,570	$1,503,206	$1,002,727	$4,935,339	$574,078	$5,266,086
Premiums ceded	(752,413)	(455,682)	(154,230)	(1,362,161)	(102,263)	(1,221,093)
Net premiums written	1,677,157	1,047,524	848,497	3,573,178	471,815	4,044,993
Change in unearned premiums	(30,913)	(134,761)	23,147	(142,527)	(39,926)	(182,453)
Net premiums earned	1,646,244	912,763	871,644	3,430,651	431,889	3,862,540
Other underwriting income (loss)	—	2,490	10,464	12,954	2,092	15,046
Losses and loss adjustment expenses	(1,120,630)	(555,044)	(74,672)	(1,750,346)	(312,087)	(2,062,433)
Acquisition expenses	(264,094)	(148,828)	(87,665)	(500,587)	(95,229)	(595,816)
Other operating expenses	(274,735)	(101,185)	(108,622)	(484,542)	(27,752)	(512,294)
Underwriting income (loss)	$(13,215)	$110,196	$611,149	708,130	(1,087)	707,043

Net investment income				322,332	84,084	406,416
Net realized gains (losses)				(218,414)	(20,900)	(239,314)
Net impairment losses recognized in earnings				(1,124)	—	(1,124)
Equity in net income (loss) of investment funds accounted for using the equity method				52,523	—	52,523
Other income (loss)				2,461	—	2,461
Corporate expenses (2)				(43,330)	—	(43,330)
Transaction costs and other (2)				(8,829)	—	(8,829)
Amortization of intangible assets				(79,523)	—	(79,523)
Interest expense				(76,631)	(14,079)	(90,710)
Net foreign exchange gains (losses)				38,302	6,521	44,823
Income before income taxes				695,897	54,539	750,436
Income tax (expense) benefit				(78,912)	(27)	(78,939)
Net income				616,985	54,512	671,497
Dividends attributable to redeemable noncontrolling interests				—	(13,769)	(13,769)
Amounts attributable to nonredeemable noncontrolling interests				—	(36,251)	(36,251)
Net income available to Arch				616,985	4,492	621,477
Preferred dividends				(31,242)	—	(31,242)
Loss on redemption of preferred shares				(2,710)	—	(2,710)
Net income available to Arch common shareholders				$583,033	$4,492	$587,525

Underwriting Ratios
Loss ratio	68.1%	60.8%	8.6%	51.0%	72.3%	53.4%
Acquisition expense ratio	16.0%	16.3%	10.1%	14.6%	22.0%	15.4%
Other operating expense ratio	16.7%	11.1%	12.5%	14.1%	6.4%	13.3%
Combined ratio	100.8%	88.2%	31.2%	79.7%	100.7%	82.1%

Net premiums written to gross premiums written	69.0%	69.7%	84.6%	72.4%	82.2%	76.8%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,313,630	$1,351,051	$1,032,800	$4,697,007	$473,131	$4,915,895
Premiums ceded	(704,057)	(386,743)	(194,139)	(1,284,465)	(35,315)	(1,065,537)
Net premiums written	1,609,573	964,308	838,661	3,412,542	437,816	3,850,358
Change in unearned premiums	(51,188)	(81,182)	(61,776)	(194,146)	(36,435)	(230,581)
Net premiums earned	1,558,385	883,126	776,885	3,218,396	401,381	3,619,777
Other underwriting income (loss)	—	1,143	11,999	13,142	2,377	15,519
Losses and loss adjustment expenses	(1,252,375)	(631,669)	(84,915)	(1,968,959)	(319,612)	(2,288,571)
Acquisition expenses	(236,378)	(154,638)	(76,235)	(467,251)	(99,328)	(566,579)
Other operating expenses	(271,268)	(110,458)	(108,790)	(490,516)	(24,311)	(514,827)
Underwriting income (loss)	$(201,636)	$(12,496)	$518,944	304,812	(39,493)	265,319

Net investment income				282,459	62,998	345,457
Net realized gains (losses)				110,662	11,501	122,163
Net impairment losses recognized in earnings				(5,415)	—	(5,415)
Equity in net income (loss) of investment funds accounted for using the equity method				111,884	—	111,884
Other income (loss)				(3,118)	—	(3,118)
Corporate expenses (2)				(48,517)	—	(48,517)
Transaction costs and other (2)				(21,249)	—	(21,249)
Amortization of intangible assets				(93,942)	—	(93,942)
Interest expense				(77,932)	(9,003)	(86,935)
Net foreign exchange gains (losses)				(85,451)	(1,524)	(86,975)
Income before income taxes				474,193	24,479	498,672
Income tax (expense) benefit				(70,734)	(21)	(70,755)
Net income				403,459	24,458	427,917
Dividends attributable to redeemable noncontrolling interests				—	(13,756)	(13,756)
Amounts attributable to nonredeemable noncontrolling interests				—	(9,523)	(9,523)
Net income available to Arch				403,459	1,179	404,638
Preferred dividends				(34,936)	—	(34,936)
Loss on repurchase of preferred shares				(6,735)	—	(6,735)
Net income available to Arch common shareholders				$361,788	$1,179	$362,967

Underwriting Ratios
Loss ratio	80.4%	71.5%	10.9%	61.2%	79.6%	63.2%
Acquisition expense ratio	15.2%	17.5%	9.8%	14.5%	24.7%	15.7%
Other operating expense ratio	17.4%	12.5%	14.0%	15.2%	6.1%	14.2%
Combined ratio	113.0%	101.5%	34.7%	90.9%	110.4%	93.1%

Net premiums written to gross premiums written	69.6%	71.4%	81.2%	72.7%	92.5%	78.3%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Gross premiums written	$836,820	$769,372	$823,378	$767,456	$787,447	$2,429,570	$2,313,630
Premiums ceded	(259,968)	(245,265)	(247,180)	(254,589)	(222,516)	(752,413)	(704,057)
Net premiums written	576,852	524,107	576,198	512,867	564,931	1,677,157	1,609,573
Change in unearned premiums	(15,794)	22,342	(37,461)	41,766	(29,766)	(30,913)	(51,188)
Net premiums earned	561,058	546,449	538,737	554,633	535,165	1,646,244	1,558,385
Losses and loss adjustment expenses	(409,435)	(357,465)	(353,730)	(370,069)	(568,795)	(1,120,630)	(1,252,375)
Acquisition expenses	(88,255)	(90,670)	(85,169)	(87,261)	(82,638)	(264,094)	(236,378)
Other operating expenses	(90,081)	(92,680)	(91,974)	(88,256)	(90,875)	(274,735)	(271,268)
Underwriting income (loss)	$(26,713)	$5,634	$7,864	$9,047	$(207,143)	$(13,215)	$(201,636)

Underwriting Ratios
Loss ratio	73.0%	65.4%	65.7%	66.7%	106.3%	68.1%	80.4%
Acquisition expense ratio	15.7%	16.6%	15.8%	15.7%	15.4%	16.0%	15.2%
Other operating expense ratio	16.1%	17.0%	17.1%	15.9%	17.0%	16.7%	17.4%
Combined ratio	104.8%	99.0%	98.6%	98.3%	138.7%	100.8%	113.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	5.8%	1.4%	0.2%	(1.3)%	40.1%	2.5%	14.5%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.2)%	(0.9)%	(0.3)%	(0.1)%	(0.3)%	(0.8)%	(0.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	100.2%	98.5%	98.7%	99.7%	98.9%	99.1%	98.7%

Net premiums written to gross premiums written	68.9%	68.1%	70.0%	66.8%	71.7%	69.0%	69.6%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2018		2018		2018		2017		2017		2018		2017
Net premiums written
Professional lines (1)	$113,100	19.6%	$108,298	20.7%	$119,789	20.8%	$112,987	22.0%	$120,509	21.3%	$341,187	20.3%	$339,761	21.1%
Programs	103,928	18.0%	100,178	19.1%	96,556	16.8%	83,428	16.3%	109,805	19.4%	300,662	17.9%	303,190	18.8%
Construction and national accounts	71,888	12.5%	66,384	12.7%	98,428	17.1%	88,144	17.2%	66,053	11.7%	236,700	14.1%	239,504	14.9%
Travel, accident and health	79,450	13.8%	63,222	12.1%	80,524	14.0%	58,134	11.3%	71,386	12.6%	223,196	13.3%	189,604	11.8%
Property, energy, marine and aviation	60,909	10.6%	62,121	11.9%	52,127	9.0%	37,709	7.4%	48,396	8.6%	175,157	10.4%	134,531	8.4%
Excess and surplus casualty (2)	44,829	7.8%	40,042	7.6%	41,922	7.3%	44,604	8.7%	43,853	7.8%	126,793	7.6%	134,907	8.4%
Lenders products	25,995	4.5%	22,290	4.3%	21,984	3.8%	24,971	4.9%	25,732	4.6%	70,269	4.2%	71,896	4.5%
Other (3)	76,753	13.3%	61,572	11.7%	64,868	11.3%	62,890	12.3%	79,197	14.0%	203,193	12.1%	196,180	12.2%
Total	$576,852	100.0%	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$564,931	100.0%	$1,677,157	100.0%	$1,609,573	100.0%

Client location
United States	$454,337	78.8%	$426,145	81.3%	$456,759	79.3%	$417,731	81.5%	$456,713	80.8%	$1,337,241	79.7%	$1,326,829	82.4%
Europe	44,696	7.7%	46,364	8.8%	75,306	13.1%	44,737	8.7%	43,984	7.8%	166,366	9.9%	140,628	8.7%
Asia and Pacific	41,599	7.2%	22,268	4.2%	21,500	3.7%	28,510	5.6%	33,406	5.9%	85,367	5.1%	71,552	4.4%
Other	36,220	6.3%	29,330	5.6%	22,633	3.9%	21,889	4.3%	30,828	5.5%	88,183	5.3%	70,564	4.4%
Total	$576,852	100.0%	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$564,931	100.0%	$1,677,157	100.0%	$1,609,573	100.0%

Underwriting location
United States	$448,910	77.8%	$415,375	79.3%	$449,994	78.1%	$408,440	79.6%	$454,274	80.4%	$1,314,279	78.4%	$1,307,027	81.2%
Europe	110,557	19.2%	87,783	16.7%	110,976	19.3%	86,526	16.9%	94,711	16.8%	309,316	18.4%	258,310	16.0%
Other	17,385	3.0%	20,949	4.0%	15,228	2.6%	17,901	3.5%	15,946	2.8%	53,562	3.2%	44,236	2.7%
Total	$576,852	100.0%	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$564,931	100.0%	$1,677,157	100.0%	$1,609,573	100.0%

Net premiums earned
Professional lines (1)	$115,271	20.5%	$112,226	20.5%	$116,018	21.5%	$113,978	20.6%	$113,146	21.1%	$343,515	20.9%	$330,159	21.2%
Programs	96,509	17.2%	97,333	17.8%	95,011	17.6%	97,524	17.6%	94,353	17.6%	288,853	17.5%	267,115	17.1%
Construction and national accounts	80,381	14.3%	81,784	15.0%	77,212	14.3%	88,467	16.0%	77,779	14.5%	239,377	14.5%	236,050	15.1%
Travel, accident and health	81,405	14.5%	74,754	13.7%	66,835	12.4%	69,305	12.5%	66,136	12.4%	222,994	13.5%	188,053	12.1%
Property, energy, marine and aviation	53,857	9.6%	50,840	9.3%	48,603	9.0%	47,372	8.5%	46,906	8.8%	153,300	9.3%	126,407	8.1%
Excess and surplus casualty (2)	43,401	7.7%	40,049	7.3%	46,544	8.6%	47,445	8.6%	47,852	8.9%	129,994	7.9%	147,709	9.5%
Lenders products	24,254	4.3%	23,161	4.2%	22,816	4.2%	24,883	4.5%	23,499	4.4%	70,231	4.3%	72,160	4.6%
Other (3)	65,980	11.8%	66,302	12.1%	65,698	12.2%	65,659	11.8%	65,494	12.2%	197,980	12.0%	190,732	12.2%
Total	$561,058	100.0%	$546,449	100.0%	$538,737	100.0%	$554,633	100.0%	$535,165	100.0%	$1,646,244	100.0%	$1,558,385	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Gross premiums written	$435,396	$490,327	$577,483	$289,348	$422,083	$1,503,206	$1,351,051
Premiums ceded	(123,705)	(136,247)	(195,730)	(79,182)	(105,389)	(455,682)	(386,743)
Net premiums written	311,691	354,080	381,753	210,166	316,694	1,047,524	964,308
Change in unearned premiums	(18,418)	(13,762)	(102,581)	49,329	6,879	(134,761)	(81,182)
Net premiums earned	293,273	340,318	279,172	259,495	323,573	912,763	883,126
Other underwriting income	1,387	(129)	1,232	10,193	1,728	2,490	1,143
Losses and loss adjustment expenses	(183,413)	(229,956)	(141,675)	(142,254)	(318,609)	(555,044)	(631,669)
Acquisition expenses	(50,367)	(50,142)	(48,319)	(66,612)	(57,340)	(148,828)	(154,638)
Other operating expenses	(29,936)	(35,678)	(35,571)	(36,205)	(36,214)	(101,185)	(110,458)
Underwriting income (loss)	$30,944	$24,413	$54,839	$24,617	$(86,862)	$110,196	$(12,496)

Underwriting Ratios
Loss ratio	62.5%	67.6%	50.7%	54.8%	98.5%	60.8%	71.5%
Acquisition expense ratio	17.2%	14.7%	17.3%	25.7%	17.7%	16.3%	17.5%
Other operating expense ratio	10.2%	10.5%	12.7%	14.0%	11.2%	11.1%	12.5%
Combined ratio	89.9%	92.8%	80.7%	94.5%	127.4%	88.2%	101.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	8.7%	2.2%	0.3%	3.0%	41.2%	3.7%	18.1%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(11.3)%	(9.4)%	(13.0)%	(11.7)%	(10.7)%	(11.1)%	(15.1)%
Combined ratio excluding catastrophic activity and prior year development (1)	92.5%	100.0%	93.4%	103.2%	96.9%	95.6%	98.5%

Net premiums written to gross premiums written	71.6%	72.2%	66.1%	72.6%	75.0%	69.7%	71.4%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2018		2018		2018		2017		2017		2018		2017
Net premiums written
Other specialty (1)	$105,535	33.9%	$155,081	43.8%	$138,992	36.4%	$88,067	41.9%	$101,400	32.0%	$399,608	38.1%	$371,146	38.5%
Casualty (2)	98,788	31.7%	68,113	19.2%	130,176	34.1%	53,309	25.4%	113,446	35.8%	297,077	28.4%	287,120	29.8%
Property excluding property catastrophe (3)	83,222	26.7%	77,876	22.0%	85,170	22.3%	35,248	16.8%	63,943	20.2%	246,268	23.5%	208,445	21.6%
Property catastrophe	9,053	2.9%	35,045	9.9%	7,632	2.0%	12,382	5.9%	28,123	8.9%	51,730	4.9%	57,773	6.0%
Marine and aviation	6,011	1.9%	10,061	2.8%	10,012	2.6%	12,249	5.8%	2,037	0.6%	26,084	2.5%	20,510	2.1%
Other (4)	9,082	2.9%	7,904	2.2%	9,771	2.6%	8,911	4.2%	7,745	2.4%	26,757	2.6%	19,314	2.0%
Total	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$1,047,524	100.0%	$964,308	100.0%

Pro rata	$197,431	63.3%	$212,858	60.1%	$152,165	39.9%	$171,837	81.8%	$206,948	65.3%	$562,454	53.7%	$536,857	55.7%
Excess of loss	114,260	36.7%	141,222	39.9%	229,588	60.1%	38,329	18.2%	109,746	34.7%	485,070	46.3%	427,451	44.3%
Total	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$1,047,524	100.0%	$964,308	100.0%

Client location
United States	$141,209	45.3%	$136,249	38.5%	$123,638	32.4%	$88,626	42.2%	$122,863	38.8%	$401,096	38.3%	$350,603	36.4%
Europe	107,826	34.6%	142,667	40.3%	201,175	52.7%	89,122	42.4%	95,197	30.1%	451,668	43.1%	377,628	39.2%
Bermuda	11,659	3.7%	13,903	3.9%	15,150	4.0%	1,044	0.5%	49,982	15.8%	40,712	3.9%	87,960	9.1%
Asia and Pacific	31,665	10.2%	37,635	10.6%	18,445	4.8%	5,938	2.8%	30,531	9.6%	87,745	8.4%	80,195	8.3%
Other	19,332	6.2%	23,626	6.7%	23,345	6.1%	25,436	12.1%	18,121	5.7%	66,303	6.3%	67,922	7.0%
Total	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$1,047,524	100.0%	$964,308	100.0%

Underwriting location
Bermuda	$117,228	37.6%	$145,568	41.1%	$78,714	20.6%	$61,474	29.3%	$111,422	35.2%	$341,510	32.6%	$289,207	30.0%
United States	103,006	33.0%	100,271	28.3%	115,612	30.3%	76,611	36.5%	102,504	32.4%	318,889	30.4%	322,768	33.5%
Europe and other	91,457	29.3%	108,241	30.6%	187,427	49.1%	72,081	34.3%	102,768	32.5%	387,125	37.0%	352,333	36.5%
Total	$311,691	100.0%	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$1,047,524	100.0%	$964,308	100.0%

Net premiums earned
Other specialty (1)	$108,311	36.9%	$149,648	44.0%	$103,717	37.2%	$100,946	38.9%	$96,090	29.7%	$361,676	39.6%	$307,620	34.8%
Casualty (2)	77,496	26.4%	85,009	25.0%	69,372	24.8%	70,996	27.4%	117,255	36.2%	231,877	25.4%	270,126	30.6%
Property excluding property catastrophe (3)	71,358	24.3%	70,849	20.8%	68,754	24.6%	57,668	22.2%	65,049	20.1%	210,961	23.1%	197,785	22.4%
Property catastrophe	18,190	6.2%	15,716	4.6%	18,387	6.6%	11,325	4.4%	30,039	9.3%	52,293	5.7%	61,975	7.0%
Marine and aviation	8,672	3.0%	10,089	3.0%	9,389	3.4%	9,937	3.8%	6,801	2.1%	28,150	3.1%	26,277	3.0%
Other (4)	9,246	3.2%	9,007	2.6%	9,553	3.4%	8,623	3.3%	8,339	2.6%	27,806	3.0%	19,343	2.2%
Total	$293,273	100.0%	$340,318	100.0%	$279,172	100.0%	$259,495	100.0%	$323,573	100.0%	$912,763	100.0%	$883,126	100.0%

Pro rata	$168,865	57.6%	$203,632	59.8%	$163,996	58.7%	$153,536	59.2%	$188,874	58.4%	$536,493	58.8%	$503,954	57.1%
Excess of loss	124,408	42.4%	136,686	40.2%	115,176	41.3%	105,959	40.8%	134,699	41.6%	376,270	41.2%	379,172	42.9%
Total	$293,273	100.0%	$340,318	100.0%	$279,172	100.0%	$259,495	100.0%	$323,573	100.0%	$912,763	100.0%	$883,126	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3)  Includes facultative business.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Gross premiums written	$350,559	$330,990	$321,178	$335,338	$347,951	$1,002,727	$1,032,800
Premiums ceded	(57,226)	(50,867)	(46,137)	(62,657)	(57,900)	(154,230)	(194,139)
Net premiums written	293,333	280,123	275,041	272,681	290,051	848,497	838,661
Change in unearned premiums	7,591	10,355	5,201	7,600	(15,533)	23,147	(61,776)
Net premiums earned	300,924	290,478	280,242	280,281	274,518	871,644	776,885
Other underwriting income (1)	3,733	3,315	3,416	3,738	3,599	10,464	11,999
Losses and loss adjustment expenses	(9,615)	(21,591)	(43,466)	(49,762)	(35,156)	(74,672)	(84,915)
Acquisition expenses	(33,361)	(27,737)	(26,567)	(24,363)	(21,803)	(87,665)	(76,235)
Other operating expenses	(31,122)	(38,729)	(38,771)	(37,546)	(34,770)	(108,622)	(108,790)
Underwriting income	$230,559	$205,736	$174,854	$172,348	$186,388	$611,149	$518,944

Underwriting Ratios
Loss ratio	3.2%	7.4%	15.5%	17.8%	12.8%	8.6%	10.9%
Acquisition expense ratio	11.1%	9.5%	9.5%	8.7%	7.9%	10.1%	9.8%
Other operating expense ratio	10.3%	13.3%	13.8%	13.4%	12.7%	12.5%	14.0%
Combined ratio	24.6%	30.2%	38.8%	39.9%	33.4%	31.2%	34.7%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(12.5)%	(8.0)%	(4.6)%	(7.2)%	(7.8)%	(8.5)%	(9.6)%
Combined ratio excluding prior year development (2)	37.1%	38.2%	43.4%	47.1%	41.2%	39.7%	44.3%

Net premiums written to gross premiums written	83.7%	84.6%	85.6%	81.3%	83.4%	84.6%	81.2%

Net premiums written by client location
United States	$267,234	$254,966	$246,548	$248,817	$262,028	$768,748	$756,620
Other	26,099	25,157	28,493	23,864	28,023	79,749	82,041
Total	$293,333	$280,123	$275,041	$272,681	$290,051	$848,497	$838,661
United States %	91.1%	91.0%	89.6%	91.2%	90.3%	90.6%	90.2%
Other %	8.9%	9.0%	10.4%	8.8%	9.7%	9.4%	9.8%

Net premiums written by underwriting location
United States	$240,959	$229,715	$221,177	$223,887	$235,447	$691,851	$679,442
Other	52,374	50,408	53,864	48,794	54,604	156,646	159,219
Total	$293,333	$280,123	$275,041	$272,681	$290,051	$848,497	$838,661
United States %	82.1%	82.0%	80.4%	82.1%	81.2%	81.5%	81.0%
Other %	17.9%	18.0%	19.6%	17.9%	18.8%	18.5%	19.0%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$272,409	73.1%	$262,889	73.1%	$255,092	72.9%	$253,914	72.2%	$250,375	72.3%
Mortgage reinsurance	26,500	7.1%	26,302	7.3%	27,531	7.9%	28,017	8.0%	26,869	7.8%
Other (2)	73,903	19.8%	70,677	19.6%	67,252	19.2%	69,905	19.9%	68,925	19.9%
Total	$372,812	100.0%	$359,868	100.0%	$349,875	100.0%	$351,836	100.0%	$346,169	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$69,764	92.5%	$67,271	92.4%	$65,235	92.2%	$64,904	92.3%	$64,005	92.5%
Mortgage reinsurance	2,264	3.0%	2,282	3.1%	2,383	3.4%	2,473	3.5%	2,433	3.5%
Other (2)	3,425	4.5%	3,237	4.4%	3,117	4.4%	2,921	4.2%	2,742	4.0%
Total	$75,453	100.0%	$72,790	100.0%	$70,735	100.0%	$70,298	100.0%	$69,180	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$40,466	58.0%	$39,038	58.0%	$37,974	58.2%	$37,794	58.2%	$37,297	58.3%
680-739	23,371	33.5%	22,325	33.2%	21,438	32.9%	21,213	32.7%	20,822	32.5%
620-679	5,413	7.8%	5,235	7.8%	5,117	7.8%	5,159	7.9%	5,178	8.1%
<620	514	0.7%	673	1.0%	706	1.1%	738	1.1%	708	1.1%
Total	$69,764	100.0%	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%	$64,005	100.0%
Weighted average FICO score	743		743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,506	10.8%	$6,915	10.3%	$6,441	9.9%	$6,337	9.8%	$6,175	9.6%
90.01% to 95.00%	38,748	55.5%	37,488	55.7%	36,387	55.8%	36,174	55.7%	35,703	55.8%
85.01% to 90.00%	20,464	29.3%	19,904	29.6%	19,490	29.9%	19,482	30.0%	19,247	30.1%
85.00% and below	3,046	4.4%	2,964	4.4%	2,917	4.5%	2,911	4.5%	2,880	4.5%
Total	$69,764	100.0%	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%	$64,005	100.0%
Weighted average LTV	93.0%		92.9%		92.9%		92.9%		92.9%

Total RIF by State:
Texas	$5,406	7.7%	$5,260	7.8%	$5,164	7.9%	$5,151	7.9%	$5,120	8.0%
California	4,310	6.2%	4,066	6.0%	3,859	5.9%	3,803	5.9%	3,671	5.7%
Florida	3,395	4.9%	3,186	4.7%	2,977	4.6%	2,881	4.4%	2,764	4.3%
Virginia	2,914	4.2%	2,844	4.2%	2,786	4.3%	2,773	4.3%	2,743	4.3%
Georgia	2,542	3.6%	2,453	3.6%	2,358	3.6%	2,331	3.6%	2,293	3.6%
North Carolina	2,500	3.6%	2,456	3.7%	2,420	3.7%	2,410	3.7%	2,378	3.7%
Illinois	2,442	3.5%	2,351	3.5%	2,252	3.5%	2,229	3.4%	2,200	3.4%
Washington	2,370	3.4%	2,297	3.4%	2,261	3.5%	2,294	3.5%	2,312	3.6%
Maryland	2,369	3.4%	2,298	3.4%	2,244	3.4%	2,234	3.4%	2,209	3.5%
Minnesota	2,365	3.4%	2,268	3.4%	2,172	3.3%	2,165	3.3%	2,138	3.3%
Others	39,151	56.1%	37,792	56.2%	36,742	56.3%	36,633	56.4%	36,177	56.5%
Total	$69,764	100.0%	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%	$64,005	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.6%		25.6%		25.6%		25.6%		25.6%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$54,558		$52,167		$49,921		$49,100		$47,980
Analysts’ persistency (5)	82.0%		81.7%		81.7%		81.8%		80.2%
Risk-to-capital ratio -- Arch MI U.S. (6)	11.4:1		11.6:1		10.5:1		10.8:1		11.7:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	151%		134%		133%		129%		122%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital

by the insurance coverage percentage specified in the policy for insurance policies issued and        (estimate for September 30, 2018).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for September 30, 2018).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$21,425		$19,944		$11,373		$14,391		$17,683

Total NIW by credit quality (FICO score):
>=740	$12,013	56.1%	$11,308	56.7%	$6,612	58.1%	$8,278	57.5%	$10,063	56.9%
680-739	7,728	36.1%	7,182	36.0%	4,042	35.5%	5,148	35.8%	6,357	35.9%
620-679	1,684	7.9%	1,454	7.3%	719	6.3%	965	6.7%	1,263	7.1%
Total	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%

Total NIW by LTV:
95.01% and above	$3,231	15.1%	$2,835	14.2%	$1,262	11.1%	$1,525	10.6%	$1,757	9.9%
90.01% to 95.00%	9,689	45.2%	9,205	46.2%	5,136	45.2%	6,488	45.1%	8,406	47.5%
85.01% to 90.00%	6,264	29.2%	5,910	29.6%	3,643	32.0%	4,633	32.2%	5,668	32.1%
85.01% and below	2,241	10.5%	1,994	10.0%	1,332	11.7%	1,745	12.1%	1,852	10.5%
Total	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%

Total NIW monthly vs. single:
Monthly	$19,842	92.6%	$18,814	94.3%	$10,390	91.4%	$12,763	88.7%	$15,392	87.0%
Single	1,583	7.4%	1,130	5.7%	983	8.6%	1,628	11.3%	2,291	13.0%
Total	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%

Total NIW purchase vs. refinance:
Purchase	$20,397	95.2%	$18,871	94.6%	$10,288	90.5%	$13,007	90.4%	$16,460	93.1%
Refinance	1,028	4.8%	1,073	5.4%	1,085	9.5%	1,384	9.6%	1,223	6.9%
Total	$21,425	100.0%	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%

Ending number of policies in force (PIF) (3)	1,270,728		1,239,565		1,214,539		1,213,382		1,202,619

Rollforward of insured loans in default:
Beginning delinquent number of loans	21,037		24,062		27,068		23,770		23,903
Plus: new notices (4)	9,466		8,152		9,640		14,097		9,028
Less: cures	(9,246)		(10,273)		(11,592)		(9,737)		(7,891)
Less: paid claims	(896)		(904)		(1,054)		(1,062)		(1,270)
Ending delinquent number of loans (3) (4)	20,361		21,037		24,062		27,068		23,770

Ending percentage of loans in default (3) (4)	1.60%		1.70%		1.98%		2.23%		1.98%

Losses:
Number of claims paid	896		904		1,054		1,062		1,270
Total paid claims (in thousands)	$34,958		$35,889		$47,645		$49,769		$59,832
Average per claim (in thousands)	$39.0		$39.7		$45.2		$46.9		$47.1
Severity (2)	102.9%		97.9%		105.2%		103.2%		103.5%

Average reserve per default (in thousands)	$18.1		$19.3		$18.3		$16.5		$19.3

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

(4)	There were no incremental new notices in the 2018 third quarter and 450 ending delinquent loans at September 30, 2018 from areas impacted by the 2017 third quarter hurricanes.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	September 30, 2018						December 31, 2017
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2008 and prior	75.2%	$22,238	8.2%	5,041	7.2%	8.84%	79.8%	$26,140	10.3%	6,003	9.2%	10.24%
2009	0.5%	807	0.3%	187	0.3%	2.88%	0.7%	1,072	0.4%	253	0.4%	2.94%
2010	0.5%	721	0.3%	196	0.3%	2.51%	0.6%	1,089	0.4%	295	0.5%	2.31%
2011	1.0%	2,875	1.1%	792	1.1%	1.49%	1.0%	3,828	1.5%	1,046	1.6%	1.37%
2012	1.7%	10,534	3.9%	2,901	4.2%	0.73%	1.7%	13,247	5.2%	3,629	5.6%	0.75%
2013	3.6%	17,913	6.6%	4,968	7.1%	0.84%	3.7%	21,840	8.6%	5,996	9.2%	0.95%
2014	2.7%	19,258	7.1%	5,193	7.4%	0.90%	2.7%	22,884	9.0%	6,112	9.4%	1.10%
2015	3.4%	35,608	13.1%	9,290	13.3%	0.62%	3.2%	41,991	16.5%	10,828	16.7%	0.77%
2016	6.2%	55,043	20.2%	14,040	20.1%	0.64%	4.8%	62,020	24.4%	15,643	24.1%	0.80%
2017	4.9%	55,876	20.5%	14,162	20.3%	0.44%	1.7%	59,803	23.6%	15,099	23.3%	0.35%
2018	0.4%	51,536	18.9%	12,994	18.6%	0.07%
Total	100.0%	$272,409	100.0%	$69,764	100.0%	1.60%	100.0%	$253,914	100.0%	$64,904	100.0%	2.23%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $417.3 million at September 30, 2018, compared to $477.1 million at December 31, 2017.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Gross premiums written	$1,622,532	$1,591,202	$1,721,605	$1,391,247	$1,557,179	$4,935,339	$4,697,007
Premiums ceded	(440,656)	(432,892)	(488,613)	(395,533)	(385,503)	(1,362,161)	(1,284,465)
Net premiums written	1,181,876	1,158,310	1,232,992	995,714	1,171,676	3,573,178	3,412,542
Change in unearned premiums	(26,621)	18,935	(134,841)	98,695	(38,420)	(142,527)	(194,146)
Net premiums earned	1,155,255	1,177,245	1,098,151	1,094,409	1,133,256	3,430,651	3,218,396
Other underwriting income	5,120	3,186	4,648	13,931	5,327	12,954	13,142
Losses and loss adjustment expenses	(602,463)	(609,012)	(538,871)	(562,085)	(922,560)	(1,750,346)	(1,968,959)
Acquisition expenses	(171,983)	(168,549)	(160,055)	(178,236)	(161,781)	(500,587)	(467,251)
Other operating expenses	(151,139)	(167,087)	(166,316)	(162,007)	(161,859)	(484,542)	(490,516)
Underwriting income (loss)	$234,790	$235,783	$237,557	$206,012	$(107,617)	$708,130	$304,812

Underwriting Ratios
Loss ratio	52.1%	51.7%	49.1%	51.4%	81.4%	51.0%	61.2%
Acquisition expense ratio	14.9%	14.3%	14.6%	16.3%	14.3%	14.6%	14.5%
Other operating expense ratio	13.1%	14.2%	15.1%	14.8%	14.3%	14.1%	15.2%
Combined ratio	80.1%	80.2%	78.8%	82.5%	110.0%	79.7%	90.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	5.0%	1.3%	0.2%	0.1%	30.7%	2.2%	12.0%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(6.7)%	(5.1)%	(4.6)%	(4.6)%	(5.1)%	(5.5)%	(6.6)%
Combined ratio excluding catastrophic activity and prior year development (1)	81.8%	84.0%	83.2%	87.0%	84.4%	83.0%	85.5%

Net premiums written to gross premiums written	72.8%	72.8%	71.6%	71.6%	75.2%	72.4%	72.7%

(1)	See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$503,245	$403,161	$496,445	$606,662	$577,726	$1,402,851	$1,564,131
Change in unpaid losses and loss adjustment expenses	99,218	205,851	42,426	(44,577)	344,834	347,495	404,828
Total losses and loss adjustment expenses	$602,463	$609,012	$538,871	$562,085	$922,560	$1,750,346	$1,968,959

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(6,830)	$(5,104)	$(1,506)	$(334)	$(1,631)	$(13,440)	$(3,689)
Reinsurance	(33,162)	(31,882)	(36,158)	(30,452)	(34,731)	(101,202)	(133,159)
Mortgage	(37,631)	(23,314)	(12,977)	(20,102)	(21,518)	(73,922)	(74,858)
Total	$(77,623)	$(60,300)	$(50,641)	$(50,888)	$(57,880)	$(188,564)	$(211,706)
Impact on losses and loss adjustment expenses:
Insurance	$(5,949)	$(6,058)	$(2,110)	$(1,474)	$(3,041)	$(14,117)	$(7,158)
Reinsurance	(34,315)	(33,022)	(36,541)	(32,136)	(36,521)	(103,878)	(133,304)
Mortgage	(38,638)	(23,333)	(12,977)	(20,102)	(21,514)	(74,948)	(74,873)
Total	$(78,902)	$(62,413)	$(51,628)	$(53,712)	$(61,076)	$(192,943)	$(215,335)
Impact on acquisition expenses:
Insurance	$(881)	$954	$604	$1,140	$1,410	$677	$3,469
Reinsurance	1,153	1,140	383	1,684	1,790	2,676	145
Mortgage	1,007	19	—	—	(4)	1,026	15
Total	$1,279	$2,113	$987	$2,824	$3,196	$4,379	$3,629
Impact on combined ratio:
Insurance	(1.2)%	(0.9)%	(0.3)%	(0.1)%	(0.3)%	(0.8)%	(0.2)%
Reinsurance	(11.3)%	(9.4)%	(13.0)%	(11.7)%	(10.7)%	(11.1)%	(15.1)%
Mortgage	(12.5)%	(8.0)%	(4.6)%	(7.2)%	(7.8)%	(8.5)%	(9.6)%
Total	(6.7)%	(5.1)%	(4.6)%	(4.6)%	(5.1)%	(5.5)%	(6.6)%
Impact on loss ratio:
Insurance	(1.1)%	(1.1)%	(0.4)%	(0.3)%	(0.6)%	(0.9)%	(0.5)%
Reinsurance	(11.7)%	(9.7)%	(13.1)%	(12.4)%	(11.3)%	(11.4)%	(15.1)%
Mortgage	(12.8)%	(8.0)%	(4.6)%	(7.2)%	(7.8)%	(8.6)%	(9.6)%
Total	(6.8)%	(5.3)%	(4.7)%	(4.9)%	(5.4)%	(5.6)%	(6.7)%
Impact on acquisition expense ratio:
Insurance	(0.1)%	0.2%	0.1%	0.2%	0.3%	0.1%	0.3%
Reinsurance	0.4%	0.3%	0.1%	0.7%	0.6%	0.3%	0.0%
Mortgage	0.3%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%
Total	0.1%	0.2%	0.1%	0.3%	0.3%	0.1%	0.1%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$32,691	$7,558	$1,029	$(7,025)	$214,462	$41,278	$225,431
Reinsurance	25,469	7,388	975	7,790	133,355	33,832	159,574
Total	$58,160	$14,946	$2,004	$765	$347,817	$75,110	$385,005
Impact on combined ratio:
Insurance	5.8%	1.4%	0.2%	(1.3)%	40.1%	2.5%	14.5%
Reinsurance	8.7%	2.2%	0.3%	3.0%	41.2%	3.7%	18.1%
Total	5.0%	1.3%	0.2%	0.1%	30.7%	2.2%	12.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2018		2018		2018		2017		2017
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$14,026,253	71.6%	$13,849,812	72.2%	$14,145,765	71.5%	$13,876,003	70.4%	$13,792,903	70.0%
Fixed maturities—fair value option (3)	353,321	1.8%	374,708	2.0%	457,317	2.3%	465,822	2.4%	413,611	2.1%
Fixed maturities pledged under securities lending agreements, at fair value	286,691	1.5%	218,471	1.1%	350,365	1.8%	456,388	2.3%	524,748	2.7%
Total fixed maturities	14,666,265	74.9%	14,442,991	75.3%	14,953,447	75.6%	14,798,213	75.1%	14,731,262	74.8%

Equity securities, at fair value	397,537	2.0%	471,473	2.5%	543,650	2.7%	495,804	2.5%	477,143	2.4%
Equity securities—fair value option (3)	62,816	0.3%	62,080	0.3%	69,267	0.3%	71,707	0.4%	65,420	0.3%
Equity securities pledged under securities lending agreements, at fair value	12,718	0.1%	11,593	0.1%	7,787	0.0%	8,529	0.0%	3,464	0.0%
Total equity securities	473,071	2.4%	545,146	2.8%	620,704	3.1%	576,040	2.9%	546,027	2.8%

Other investments available for sale, at fair value	—	0.0%	—	0.0%	—	0.0%	264,989	1.3%	260,339	1.3%
Other investments—fair value option (3)	1,233,280	6.3%	1,266,327	6.6%	1,239,063	6.3%	1,211,971	6.1%	1,236,192	6.3%
Total other investments	1,233,280	6.3%	1,266,327	6.6%	1,239,063	6.3%	1,476,960	7.5%	1,496,531	7.6%

Investments accounted for using the equity method (4)	1,524,242	7.8%	1,428,582	7.5%	1,394,548	7.0%	1,041,322	5.3%	962,574	4.9%

Short-term investments available for sale, at fair value	961,799	4.9%	1,096,798	5.7%	967,389	4.9%	1,469,042	7.5%	1,646,036	8.4%
Short-term investments—fair value option (3)	24,309	0.1%	23,179	0.1%	22,098	0.1%	40,671	0.2%	77,045	0.4%
Total short-term investments	986,108	5.0%	1,119,977	5.8%	989,487	5.0%	1,509,713	7.7%	1,723,081	8.7%

Cash	586,353	3.0%	480,984	2.5%	626,838	3.2%	551,696	2.8%	805,210	4.1%

Securities transactions entered into but not settled at the balance sheet date	122,863	0.6%	(111,997)	(0.6)%	(33,289)	(0.2)%	(237,523)	(1.2)%	(568,498)	(2.9)%
Total investable assets held by the Company	$19,592,182	100.0%	$19,172,010	100.0%	$19,790,798	100.0%	$19,716,421	100.0%	$19,696,187	100.0%

Average effective duration (in years)	2.94		2.89		2.60		2.83		3.14
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA-/Aa3		AA-/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.78%		2.64%		2.50%		2.32%		2.20%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$64,684	$45,644	$54,053	$54,503	$57,151
Investments accounted for using the fair value option	2,424,009	2,385,317	2,331,394	2,426,066	2,457,366
Fixed maturities available for sale, at fair value	305,388	279,177	203,176	—	—
Equity securities, at fair value	46,581	63,009	—	—	—
Securities sold but not yet purchased	(9,065)	(24,529)	(63,110)	(34,375)	(72,682)
Securities transactions entered into but not settled at the balance sheet date	(99,537)	(100,777)	(32,218)	(6,127)	(137,014)
Total investable assets included in ‘other’ segment	$2,732,060	$2,647,841	$2,493,295	$2,440,067	$2,304,821

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Composition of net investment income (1):
Fixed maturities	$103,252	$98,968	$92,438	$85,855	$84,602	$294,658	$251,039
Equity securities (dividends)	3,426	4,232	2,750	2,551	3,210	10,408	10,152
Short-term investments	4,417	4,225	3,949	3,719	2,514	12,591	5,624
Other (2)	18,030	19,242	19,229	22,019	18,238	56,501	57,770
Gross investment income	129,125	126,667	118,366	114,144	108,564	374,158	324,585
Investment expenses	(14,797)	(18,906)	(18,123)	(14,531)	(14,437)	(51,826)	(42,126)
Net investment income	$114,328	$107,761	$100,243	$99,613	$94,127	$322,332	$282,459
Per share	$0.28	$0.26	$0.24	$0.24	$0.23	$0.78	$0.68

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.45%	2.32%	2.13%	2.08%	2.00%	2.31%	2.04%
After-tax	2.22%	2.12%	1.94%	1.89%	1.74%	2.10%	1.80%

Total return (1) (4):
Including effects of foreign exchange	0.31%	(0.19)%	(0.32)%	0.79%	1.60%	(0.19)%	5.05%
Excluding effects of foreign exchange	0.37%	0.33%	(0.40)%	0.71%	1.26%	0.29%	4.24%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.

(3)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(4)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At September 30, 2018
Corporates	$5,853,112	$7,302	$(94,573)	$(87,271)	$5,940,383	98.5%	39.9%
U.S. government and government agencies	3,133,301	1,497	(28,128)	(26,631)	3,159,932	99.2%	21.4%
Municipal bonds	1,221,893	4,236	(26,458)	(22,222)	1,244,115	98.2%	8.3%
Non-U.S. government securities	1,690,982	13,873	(38,294)	(24,421)	1,715,403	98.6%	11.5%
Asset-backed securities	1,606,914	2,747	(13,420)	(10,673)	1,617,587	99.3%	11.0%
Commercial mortgage-backed securities	682,516	578	(15,062)	(14,484)	697,000	97.9%	4.7%
Residential mortgage-backed securities	477,547	1,412	(7,772)	(6,360)	483,907	98.7%	3.3%
Total	$14,666,265	$31,645	$(223,707)	$(192,062)	$14,858,327	98.7%	100.0%

At December 31, 2017
Corporates	$4,787,272	$30,943	$(32,340)	$(1,397)	$4,788,669	100.0%	32.4%
U.S. government and government agencies	3,484,257	2,188	(28,769)	(26,581)	3,510,838	99.2%	23.5%
Municipal bonds	2,158,840	20,285	(12,308)	7,977	2,150,863	100.4%	14.6%
Non-U.S. government securities	1,704,337	48,764	(17,321)	31,443	1,672,894	101.9%	11.5%
Asset-backed securities	1,788,766	5,147	(8,614)	(3,467)	1,792,233	99.8%	12.1%
Commercial mortgage-backed securities	545,817	2,131	(4,268)	(2,137)	547,954	99.6%	3.7%
Residential mortgage-backed securities	328,924	1,640	(2,561)	(921)	329,845	99.7%	2.2%
Total	$14,798,213	$111,098	$(106,181)	$4,917	$14,793,296	100.0%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2018		2018		2018		2017		2017
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,672,429	25.0%	$3,196,856	22.1%	$3,280,853	21.9%	$3,771,835	25.5%	$4,040,392	27.4%
AAA	3,691,522	25.2%	3,897,441	27.0%	4,076,660	27.3%	4,080,808	27.6%	4,048,800	27.5%
AA	2,047,332	14.0%	2,139,794	14.8%	2,211,254	14.8%	2,440,864	16.5%	2,406,692	16.3%
A	3,163,536	21.6%	3,114,115	21.6%	3,079,753	20.6%	2,470,936	16.7%	2,285,336	15.5%
BBB	1,317,999	9.0%	1,373,644	9.5%	1,426,818	9.5%	1,157,136	7.8%	1,110,089	7.5%
BB	288,178	2.0%	240,114	1.7%	312,169	2.1%	313,286	2.1%	291,798	2.0%
B	219,667	1.5%	185,066	1.3%	249,346	1.7%	254,011	1.7%	231,880	1.6%
Lower than B	61,001	0.4%	64,858	0.4%	71,922	0.5%	77,543	0.5%	90,947	0.6%
Not rated	204,601	1.4%	231,103	1.6%	244,672	1.6%	231,794	1.6%	225,328	1.5%
Total fixed maturities, at fair value	$14,666,265	100.0%	$14,442,991	100.0%	$14,953,447	100.0%	$14,798,213	100.0%	$14,731,262	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$374,027	2.6%	$387,178	2.7%	$615,987	4.1%	$585,093	4.0%	$564,970	3.8%
Due after one year through five years	8,287,813	56.5%	8,131,505	56.3%	8,089,071	54.1%	7,695,940	52.0%	7,783,422	52.8%
Due after five years through ten years	2,929,793	20.0%	2,737,358	19.0%	2,888,717	19.3%	3,455,653	23.4%	3,579,082	24.3%
Due after 10 years	307,655	2.1%	276,245	1.9%	326,547	2.2%	398,020	2.7%	331,086	2.2%
	11,899,288	81.1%	11,532,286	79.8%	11,920,322	79.7%	12,134,706	82.0%	12,258,560	83.2%
Mortgage-backed securities	477,547	3.3%	498,759	3.5%	351,059	2.3%	328,924	2.2%	337,478	2.3%
Commercial mortgage-backed securities	682,516	4.7%	590,198	4.1%	561,543	3.8%	545,817	3.7%	584,730	4.0%
Asset-backed securities	1,606,914	11.0%	1,821,748	12.6%	2,120,523	14.2%	1,788,766	12.1%	1,550,494	10.5%
Total fixed maturities, at fair value	$14,666,265	100.0%	$14,442,991	100.0%	$14,953,447	100.0%	$14,798,213	100.0%	$14,731,262	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2018		2018		2018		2017		2017
Sector:
Industrials	$3,137,412	53.6%	$2,979,178	51.8%	$2,958,018	51.8%	$2,491,090	52.0%	$2,336,468	50.9%
Financials	2,312,600	39.5%	2,373,628	41.3%	2,299,239	40.3%	1,831,017	38.2%	1,651,416	36.0%
Utilities	274,062	4.7%	238,343	4.1%	227,110	4.0%	234,172	4.9%	260,491	5.7%
Covered bonds	24,662	0.4%	44,267	0.8%	87,513	1.5%	98,752	2.1%	116,864	2.5%
All other (2)	104,376	1.8%	115,616	2.0%	133,277	2.3%	132,241	2.8%	223,519	4.9%
Total fixed maturities, at fair value	$5,853,112	100.0%	$5,751,032	100.0%	$5,705,157	100.0%	$4,787,272	100.0%	$4,588,758	100.0%

Credit quality distribution (3):
AAA	$194,408	3.3%	$216,636	3.8%	$283,752	5.0%	$329,573	6.9%	$460,374	10.0%
AA	1,197,710	20.5%	1,170,565	20.4%	1,125,628	19.7%	1,107,946	23.1%	988,435	21.5%
A	2,696,128	46.1%	2,609,642	45.4%	2,508,184	44.0%	1,904,528	39.8%	1,745,690	38.0%
BBB	1,163,210	19.9%	1,203,104	20.9%	1,168,268	20.5%	877,962	18.3%	855,066	18.6%
BB	257,785	4.4%	203,978	3.5%	239,291	4.2%	237,227	5.0%	217,495	4.7%
B	200,116	3.4%	156,646	2.7%	170,393	3.0%	165,846	3.5%	155,985	3.4%
Lower than B	22,578	0.4%	22,152	0.4%	26,948	0.5%	30,376	0.6%	27,571	0.6%
Not rated	121,177	2.1%	168,309	2.9%	182,693	3.2%	133,814	2.8%	138,142	3.0%
Total fixed maturities, at fair value	$5,853,112	100.0%	$5,751,032	100.0%	$5,705,157	100.0%	$4,787,272	100.0%	$4,588,758	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2018 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$196,274	3.4%	1.0%	A-/A3
JPMorgan Chase & Co.	192,109	3.3%	1.0%	A-/A2
Apple Inc.	170,850	2.9%	0.9%	AA+/Aa1
Citigroup Inc.	154,844	2.6%	0.8%	A/A2
Wells Fargo & Company	142,121	2.4%	0.7%	A/A1
Nestle S.A.	120,486	2.1%	0.6%	AA-/Aa2
Daimler AG	98,702	1.7%	0.5%	A/A2
Philip Morris International Inc.	97,997	1.7%	0.5%	A/A2
Morgan Stanley	95,361	1.6%	0.5%	BBB+/A3
Toyota Motor Corporation	91,527	1.6%	0.5%	AA-/Aa3
Total	$1,360,271	23.2%	6.9%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities and Eurozone Investments

The following table provides the composition of the Company’s structured securities at September 30, 2018 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$435,294	$14,067	$2,117	$91	$428	$25,550	$477,547
Commercial mortgage-backed securities	103,834	519,809	7,564	10,597	19,531	21,181	682,516
Asset-backed securities	—	1,285,957	25,288	150,736	68,835	76,098	1,606,914
Total	$539,128	$1,819,833	$34,969	$161,424	$88,794	$122,829	$2,766,977

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

The fair value of the Company’s Eurozone investments are as follows at September 30, 2018 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans	and Other	Total
Country (2):
Germany	$283,727	$2,362	$957	$37,745	$10,449	$335,240
Netherlands	106,070	78,142	65,293	18,340	8,240	276,085
France	20,013	8,677	28,312	14,386	18,228	89,616
Luxembourg	—	10,010	1,657	7,824	—	19,491
Ireland	—	7,805	1,544	2,023	1,862	13,234
Spain	—	597	1,833	—	8,949	11,379
Austria	3,955	—	—	—	—	3,955
Belgium	—	—	—	3,345	—	3,345
Finland	—	198	—	1,878	—	2,076
Portugal	—	—	—	—	1,558	1,558
Italy	—	—	—	793	566	1,359
Greece	75	—	—	—	733	808
Total	$413,840	$107,791	$99,596	$86,334	$50,585	$758,146

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at September 30, 2018.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, Transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to the UGC acquisition. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series C preferred shares in January 2018 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settle obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
The Company’s segment information includes the use of a combined ratio excluding catastrophic activity (if applicable for the segment) and prior year development. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Net income (loss) available to Arch common shareholders	$217,006	$233,243	$137,276	$203,535	$(52,760)	$587,525	$362,967
Net realized (gains) losses	47,528	61,426	111,764	(36,906)	(64,344)	220,718	(111,930)
Net impairment losses recognized in earnings	492	470	162	1,723	1,878	1,124	5,415
Equity in net (income) loss of investment funds accounted for using the equity method	(15,982)	(8,472)	(28,069)	(30,402)	(31,090)	(52,523)	(111,884)
Net foreign exchange (gains) losses	(7,539)	(47,038)	15,556	27,994	27,811	(39,021)	85,619
Transaction costs and other	1,091	6,908	830	901	2,990	8,829	21,249
Loss on redemption of preferred shares	—	—	2,710	—	6,735	2,710	6,735
Income tax expense (benefit) (1)	(316)	(3,941)	(5,086)	20,559	1,647	(9,343)	1,580
After-tax operating income (loss) available to Arch common shareholders	$242,280	$242,596	$235,143	$187,404	$(107,133)	$720,019	$259,751

Diluted per common share results (2):
Net income (loss) available to Arch common shareholders	$0.53	$0.56	$0.33	$0.49	$(0.13)	$1.42	$0.87
Net realized (gains) losses	0.12	0.15	0.26	(0.09)	(0.15)	0.53	(0.26)
Net impairment losses recognized in earnings	0.00	0.00	0.00	0.00	0.00	0.00	0.01
Equity in net (income) loss of investment funds accounted for using the equity method	(0.04)	(0.02)	(0.07)	(0.07)	(0.08)	(0.13)	(0.27)
Net foreign exchange (gains) losses	(0.02)	(0.11)	0.04	0.07	0.07	(0.09)	0.20
Transaction costs and other	0.00	0.02	0.00	0.00	0.01	0.02	0.05
Loss on redemption of preferred shares	0.00	0.00	0.01	0.00	0.02	0.01	0.02
Income tax expense (benefit) (1)	0.00	(0.01)	(0.01)	0.05	0.00	(0.02)	0.00
After-tax operating income (loss) available to Arch common shareholders	$0.59	$0.59	$0.56	$0.45	$(0.26)	$1.74	$0.62

Weighted average common shares and common share equivalents outstanding - diluted (2)	411,721,214	413,111,205	417,893,802	418,735,890	404,656,353	413,993,192	417,666,972

Beginning common shareholders’ equity	$8,383,755	$8,370,372	$8,324,047	$8,138,589	$8,126,332	$8,324,047	$7,481,163
Ending common shareholders’ equity	8,575,148	8,383,755	8,370,372	8,324,047	8,138,589	8,575,148	8,138,589
Average common shareholders’ equity	$8,479,452	$8,377,064	$8,347,210	$8,231,318	$8,132,461	$8,449,598	$7,809,876

Annualized return on average common equity	10.2%	11.1%	6.6%	9.9%	(2.6)%	9.3%	6.2%
Annualized operating return on average common equity	11.4%	11.6%	11.3%	9.1%	(5.3)%	11.4%	4.4%

(1)
Income tax expense on net realized gains or losses, net impairment losses recognized in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

(2)
Due to the net loss recorded in the 2017 third quarter, weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Arch Operating Income Components (1):
Income (loss) before income taxes	$258,686	$266,283	$170,928	$273,611	$(23,487)	$695,897	$474,193
Net realized (gains) losses	47,010	59,545	111,859	(38,136)	(64,104)	218,414	(110,662)
Net impairment losses recognized in earnings	492	470	162	1,723	1,878	1,124	5,415
Equity in net (income) loss of investment funds accounted for using the equity method	(15,982)	(8,472)	(28,069)	(30,402)	(31,090)	(52,523)	(111,884)
Net foreign exchange (gains) losses	(7,130)	(46,211)	15,039	27,894	27,785	(38,302)	85,451
Transaction costs and other	1,091	6,908	830	901	2,990	8,829	21,249
Pre-tax operating income (loss)	284,167	278,523	270,749	235,591	(86,028)	833,439	363,762
Arch share of ‘other’ segment operating income (loss) (2)	2,187	2,062	1,831	(829)	(2,210)	6,080	82
Pre-tax operating income (loss) available to Arch (b)	286,354	280,585	272,580	234,762	(88,238)	839,519	363,844
Income tax expense (a)	(33,672)	(27,586)	(27,000)	(36,253)	(6,526)	(88,258)	(69,157)
After-tax operating income (loss) available to Arch	252,682	252,999	245,580	198,509	(94,764)	751,261	294,687
Preferred dividends	(10,402)	(10,403)	(10,437)	(11,105)	(12,369)	(31,242)	(34,936)
After-tax operating income (loss) available to Arch common shareholders	$242,280	$242,596	$235,143	$187,404	$(107,133)	$720,019	$259,751

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	11.8%	9.8%	9.9%	15.4%	(7.4)%	10.5%	19.0%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
Balances in ‘other’ segment:
Underwriting income (loss)	$(209)	$(318)	$(560)	$(23,901)	$(34,555)	$(1,087)	$(39,493)
Net investment income	29,696	27,907	26,481	25,802	22,332	84,084	62,998
Interest expense	(5,064)	(4,286)	(4,729)	(4,836)	(3,246)	(14,079)	(9,003)
Preferred dividends	(4,599)	(4,585)	(4,585)	(4,588)	(4,586)	(13,769)	(13,756)
Pre-tax operating income (loss) available to common shareholders	19,824	18,718	16,607	(7,523)	(20,055)	55,149	746
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$2,187	$2,062	$1,831	$(829)	$(2,210)	$6,080	$82
(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$297,125	$297,101	$297,076	$297,053	$297,030
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,697	494,671	494,646	494,621	494,596
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	496,319	496,229	496,135	496,043	495,955
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	445,223	445,210	445,186	445,167	445,145
Revolving credit agreement borrowings, due October 26, 2021 (variable)	125,000	125,000	375,000	375,000	400,000
Total debt	$1,858,364	$1,858,211	$2,108,043	$2,107,884	$2,132,726

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$—	$—	$—	$92,555	$92,555
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	230,000
Common shareholders’ equity (a)	8,575,148	8,383,755	8,370,372	8,324,047	8,138,589
Total shareholders’ equity available to Arch	$9,355,148	$9,163,755	$9,150,372	$9,196,602	$8,911,144

Total capital available to Arch	$11,213,512	$11,021,966	$11,258,415	$11,304,486	$11,043,870

Common shares outstanding, net of treasury shares (b)	405,524,360	405,436,637	410,047,266	409,956,417	409,621,719

Book value per common share (4) (a)/(b)	$21.15	$20.68	$20.41	$20.30	$19.87

Leverage ratios:
Senior notes/total capital available to Arch	15.5%	15.7%	15.4%	15.3%	15.7%
Revolving credit agreement borrowings/total capital available to Arch	1.1%	1.1%	3.3%	3.3%	3.6%
Debt/total capital available to Arch	16.6%	16.9%	18.7%	18.6%	19.3%
Preferred/total capital available to Arch	7.0%	7.1%	6.9%	7.7%	7.0%
Debt and preferred/total capital available to Arch	23.5%	23.9%	25.7%	26.4%	26.3%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.

(4)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018
Effect of share repurchases:
Aggregate cost of shares repurchased	$10,954	$170,276	$3,299	$—	$—	$3,867,190
Shares repurchased	413,671	6,404,430	118,215	—	—	382,607,848
Average price per share repurchased	$26.48	$26.59	$27.91	$—	$—	$10.11

Remaining share repurchase authorization (1)						$261,972

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2019.

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